UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 7, 2011

Unigene Laboratories, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-16005	22-2328609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Fulton Street, Boonton, New Jersey		07005
(Address of principal executive offices)		(Zip Code)

(973) 265-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Equity Sale and Purchase Agreement

On June 7, 2011 (the “Signing Date”), Unigene Laboratories, Inc. (the “Company”) entered into an Equity Sale and Purchase Agreement (the “Equity Transfer Agreement”), effective as of June 4, 2011 (the “Effective Date”), under which the Company will sell its equity interest in Unigene Biotechnology Co., Ltd. (the “China Joint Venture”), which represents forty-five percent of the registered capital and the profits and losses of the China Joint Venture (the “Equity Interest”).  Thereunder, the Company will sell the Equity Interest to China Pharmaceutical Group Limited  (“CPG”)  or an affiliate of CPG (together, as appropriate, the “Purchaser”) for an aggregate purchase price of up to $1,050,000, payable in two installments in the amounts and at the times described below.

The China Joint Venture was formed between the Company and Shijiazhuang Pharmaceutical Group Corporation under that certain Joint Venture Contract dated June 15, 2000 (the “JV Contract”), those certain Articles of Association dated June 15, 2000 (the “Articles of Association”) and that certain Agreement dated April 23, 2008 (the “Agreement”). The Company also granted certain licenses and other rights to the China Joint Venture under that certain Technology Transfer Agreement dated April 23, 2008 (the “Technology Transfer Agreement”).   The Company previously filed these agreements with the Securities and Exchange Commission as follows:  (i) the JV Contract and the Articles of Association were filed on April 2, 2008 as exhibits to the Company’s Amended Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2000; and (ii) the Agreement and the Technology Transfer Agreement were filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

Furthermore, in connection with the Technology Transfer Agreement, on May 10, 2008, the Company entered into a common stock purchase agreement (the “Stock Purchase Agreement”) pursuant to which the Company sold 1,080,000 shares of Company common stock, par value $0.01 per share (the “Shares”), at a price of $1.86 per share to Tin Lon Investment Limited, a Hong Kong limited liability company that is a wholly-owned subsidiary of CPG, in a private placement.   The Company previously filed the Stock Purchase Agreement as an exhibit to its Current Report on Form 8-K filed on May 12, 2008.  Pursuant to the Equity Transfer Agreement, from the Effective Date through and until the first anniversary of the Closing Date (defined below) (the “Final Payment Date”), the Company has the option (the “Option”), but not the obligation, upon ten days prior written notice to the Purchaser, to repurchase the Shares at a purchase price of $1.86 per share, if they have not previously been disposed of by the holder.

In consideration for the sale and transfer of the Equity Interest:  (i) upon the receipt of certain governmental approvals and satisfaction of certain other customary conditions, the Purchaser shall pay the first installment of $600,000 to the Company (such payment date, the “Closing Date”);  and (ii) the Purchaser shall pay the remaining $450,000 (the “Final Payment”) on the date the Option is exercised, provided that if the Option is not exercised on or before the Final Payment Date and the Shares are not otherwise disposed of by the holder, the Company will forego the Final Payment.

Furthermore, as of the Effective Date, the Company has no further obligations under the JV Contract or the Articles of Association.

A copy of the press release issued by the Company announcing the Equity Transfer Agreement, the Termination Agreement (defined below) and the transactions described in this Form 8-K is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 1.02  Termination of a Material Definitive Agreement.

Termination Agreement

On the Signing Date, in connection with the Equity Transfer Agreement described above, the Company, CPG and the China Joint Venture entered into a Termination Agreement (the “Termination Agreement”), pursuant to which the Technology Transfer Agreement was terminated, effective as of the Effective Date.  As of the Effective Date, all licenses, sublicenses and other rights granted to the China Joint Venture and CPG pursuant to the Technology Transfer Agreement terminated.  Furthermore, in accordance with Section 4.3 of the Technology Transfer Agreement, CPG and the China Joint Venture shall assign any improvements and modifications to, and derivative works of the Technologies, Specifications and/or Technical Data (each as defined in the Technology Transfer Agreement) developed by or on behalf of the China Joint Venture and/or CPG, to the Company.

Further information required by this item is incorporated herein by reference from Item 1.01 above.

* * * * * *

Except for their status as contractual documents that establish and govern the legal relations among the parties thereto with respect to the transactions described in this Current Report on Form 8-K, neither the Equity Transfer Agreement nor the Termination Agreement is intended to be a source of factual, business or operational information about the parties.

The representations, warranties, covenants and agreements made by the parties in the Equity Transfer Agreement and the Termination Agreement (together, the “Final China Agreements”) are made as of specific dates.  The assertions embodied in those representations and warranties were made for purposes of the Final China Agreements and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Final China Agreements.  In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders or may have been used for the purpose of allocating risk between the respective parties rather than establishing matters as facts.

The descriptions of each of the Final China Agreements above does not purport to be complete and are qualified in their entirety by reference to the documents that will be filed by the Company in the future in accordance with the Securities Exchange Act of 1934, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Document Description
99.1	Press release, dated June 13, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

	By:	/s/ Gregory T. Mayes
Gregory T. Mayes, Vice President
Corporate Development and General Counsel

Date: June 13, 2011

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press release, dated June 13, 2011